EXHIBIT 99.460

Portfolio Bidding 2-node examples Ellen Banaghan 7/8/98

The deal would be represented as a portfolio as shown, with Adjustment bids to limit the congestion charge risk SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 30 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2IPS = 30 MWh SC1 SC2 LVIPS = 30 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh GVIPS = 30 MWh Net price preference stated as $20 G2IPS = 0 MWh 0 £ G2 £ 100 @ $55/MWh

If Congestion occurs with costs of > $20/MWh SC1 SC2 Zone A SC1 SC2 Zone B G3FS = 0 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2FS = 30 MWh SC1 SC2 LVFS = 0 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh GVFS = 30 MWh Net price preference stated as $20 G2FS = 0 MWh 0 £ G2 £ 100 @ $55/MWh

Final Physical Schedules Would be: SC1 SC2 Zone A SC1 SC2 Zone B G3FPS = 0 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2FPS = 30 MWh SC1 SC2 LVFPS = 0 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh Net price preference stated as $20 G2FPS = 30 MWh 0 £ G2 £ 100 @ $55/MWh

More detailed example. Assume SC1&2 are willing to pay no more than $4/MWh congestion fees SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3IPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1IPS = 110 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1IPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4IPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4IPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2IPS = 60 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2IPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 30MW SC trade in Zone B

Portfolio Schedule for more detailed example. SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3IPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1IPS = 110 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1IPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4IPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4IPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2IPS = 60 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2IPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 LVIPS = 30 MWh Adj Bid: 0 £ LV £ 30 @ $34/MWh GVIPS = 30 MWh Adj Bid: 0 £ GV £ 30 @ $39/MWh 30MW SC trade in Zone B

Final Portfolio Schedules if Congestion > $4MWh. SC1 SC2 Zone A SC1 SC2 Zone B G3FS = 0 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3FS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1FS = 110 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1FS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4FS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4FS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2FS = 90 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2FS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 LVFS = 0 MWh Adj Bid: 0 £ LV £ 30 @ $34/MWh GVFS = 0 MWh Adj Bid: 0 £ GV £ 30 @ $39/MWh 30MW SC trade in Zone B

Final Physical Schedules if Congestion > $4MWh. SC1 SC2 Zone A SC1 SC2 Zone B G3FPS = 0 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3FPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1FPS = 110 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1FPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4FPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4FPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2FPS = 90 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2FPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 30MW SC trade in Zone B